Exhibit 10.1

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

Fifth Amendment
To
Supply and Manufacturing Agreement
THIS FIFTH AMENDMENT, dated as of this 19th day of July, 2017, is by and among Teikoku Seiyaku Co., Ltd./Teikoku Pharma USA, Inc. (collectively, “TEIKOKU”) and ENDO VENTURES LIMITED (“ENDO”) and ENDO PHARMACEUTICALS INC. (“EPI”).
WITNESSETH:
WHEREAS, TEIKOKU and EPI entered into that certain Supply and Manufacturing Agreement, dated as of November 23, 1998 (the “Supply Agreement”);
WHEREAS, TEIKOKU and EPI amended the Supply Agreement on April 24, 2007 (“First Amendment”), and further amended on December 16, 2009 (“Second Amendment”), and further amended on November 1, 2010 (“Third Amendment”), and further amended on February 25, 2015 (“Fourth Amendment”), and further amended by letter agreement on December 29, 2011 (“Letter Amendment” and, together with the Supply Agreement and First Amendment, Second Amendment, Third Amendment and Fourth Amendment, the “Agreement”), pursuant to which TEIKOKU has agreed to manufacture and supply the Product on behalf of ENDO;
WHEREAS, pursuant to Section 7 of the Fourth Amendment (as defined above), EPI assigned its supply-related rights, title and interest in the Supply Agreement to ENDO, and ENDO assumed all of such rights, title and interest, and related duties and obligations; and
WHEREAS, there are currently *** of the Product commercially sold in the Territory, and the *** product that is commercially sold in the Territory by or on behalf of ENDO ***; and
WHEREAS, the parties now wish to further amend certain provisions of the Agreement.
NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendment to Section 2.2(a) (Supply of the Product). Section 2.2(a) shall be deleted and replaced in its entirety with the following:
“TEIKOKU USA hereby grants EPI a Sole and Exclusive license under the NDA to use, market and sell Product purchased by ENDO from TEIKOKU USA. TEIKOKU hereby grants EPI an exclusive (even as to TEIKOKU) license to Intellectual Property rights to, use, sell, or offer for sale (but not make or have made), the Product in the Territory; it being understood that should EPI become the sole and exclusive distributor of *** this grant shall apply thereto as well; provided that Know-How shall be licensed to EPI hereunder on a ***; and provided further that notwithstanding the ***”

2.	Amendment to Section 2.2(b) (Supply of the Product). Section 2.2(b)(iv) shall be deleted and replaced in its entirety with the following:

“(iv)	Product Firm Orders.

(A)
From January 1, 2015 through December 31, 2017, no later than the 15th day of each month, ENDO shall provide to TEIKOKU USA a firm purchase order for *** which TEIKOKU will use *** further upon ENDO’s reasonable request; provided that should the market require it, the parties will reasonably agree to *** the number of patches able to be ordered on any such firm purchase order; provided further that any such *** shall count towards ENDO’s overall commitment to issue firm purchase orders in the aggregate totaling ***. Notwithstanding the foregoing, ENDO shall provide to TEIKOKU firm purchase orders for ***.

(B)
From January 1, 2018 through December 31, 2021 (or until the *** under Section 2.2(a)), no later than the 15th day of each month, ENDO shall provide to TEIKOKU USA a firm purchase order for the *** with a *** lead time (which TEIKOKU will use *** further upon ENDO’s reasonable request) in accordance with the minimum quantities set forth below, as may be *** for each ***:

***	Endo Minimum Patch Requirements ***
***	***
***	***
***	***
***	***
***	***

Notwithstanding anything to the contrary in the Agreement (including the forecasting provisions below), such *** shall apply commencing on the *** following the *** in which *** in the Territory.
By way of example, if *** of a particular calendar year, then the *** minimum patch requirements would be *** (unless *** in such calendar year, in which case the *** minimum patch requirements would be subsequently *** in accordance with the above schedule).
After December 31, 2017, the following provision applies:
No later than the 15th day of each month, ENDO will provide to TEIKOKU USA a master production plan, which will include (1) a firm purchase order for the next *** based on the then *** forecast, which is *** months prior to the initial delivery date stated on such purchase order and (2) forecasted orders of Product for an additional ***. The firm purchase order each month is guaranteed to be *** of the previous month’s forecast. TEIKOKU understands that the forecasted figures will be adjusted ***. Notwithstanding the foregoing, ENDO may place firm purchase order(s) in an amount necessary to cure any claim of a breach of its minimum purchase obligations as provided in Section VII as amended by Section 6 of the Fourth Amendment to this Agreement.”

(C)
For the avoidance of doubt, the parties agree and confirm that any failure by ENDO to provide to TEIKOKU USA a firm purchase order as set forth in (A) or (B) above shall constitute a material breach under Section VII (a) of the Agreement.

3.	Amendment to Section VII (TERMINATION). Subsection (d) under Section VII shall be deleted in its entirety.

4.	Amendment to Section XVII (NOTICES). Section XVII shall be deleted and replaced in its entirety with the following:
“All notices, requests or other communication provided for or permitted hereunder shall be given in writing and shall be hand delivered or sent by facsimile, reputable courier or by registered or certified mail, postage prepaid, return receipt requested, to the addresses set forth below, or to such other address as either party may inform the other of in writing. Notices will be deemed delivered on the earliest of transmission by facsimile, actual receipt or seven days after mailing as set forth herein.
If to TEIKOKU:
Attention: President & CEO
Teikoku Pharma USA, Inc.
1718 Ringwood Avenue
San Jose, CA 95131-1711
Tel: (408) 501-1800
Fax: (408) 501-1900
Email: imori@teikokuusa.com
And
Attention: Legal Department
Teikoku Seiyaku Co., Ltd.
567 Sanbonmatsu
Higashikagawa,
Kagawa 769 2695
Japan
Tel: 81.879.25.2211
Fax: 81.879.24.1555
Email: matsumura@teiyaku.co.jp

With a copy to:

Attention: Noriyuki Shimoda, Esq.
Squire Patton Boggs (US) LLP
275 Battery Street, Suite 2600
San Francisco, CA 94111
Tel: 415-393-9894
Fax: 415-393-9887
Email: Noriyuki.shimoda@squirepb.com

If to ENDO:

Attention: International Legal Counsel
Endo Ventures Limited
First Floor, Minerva House
Simmonscourt Road
Ballsbridge
Dublin 4
Tel: +353 1 268 2000
Fax: +353 1 268 2029
Email: dunlea.orla@endo.com

With a copy to:

Attention: Chief Legal Officer
Endo Pharmaceuticals Inc.
1400 Atwater Drive
Malvern, PA 19355
Tel: (484) 216-7752
Fax: (610) 884-5568
Email: maletta.matthew@endo.com”

5.	Capitalized Terms
Capitalized terms, whenever used in this Fifth Amendment, shall have the meanings ascribed to them in the Agreement, as previously amended

6.	Conflict
This Fifth Amendment will govern if it conflicts with any provision of the Agreement, as previously amended.

7.	Counterparts
This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement. Each party acknowledges that an original signature or a copy thereof transmitted by facsimile or by PDF shall constitute an original signature for purposes of this Fifth Amendment.

8.	Effectiveness of the Agreement
Except as amended hereinabove, all other terms and provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Fifth Amendment has been executed by the authorized officers of the parties hereto as of the date and year first above written.

TEIKOKU SEIYAKU CO., LTD.

BY: /s/ Misako Fujioka
Name: Misako Fujioka
Title: President &CEO
TEIKOKU PHARMA USA, INC.

BY: /s/ Ichiro Mori
Name: Ichiro Mori
Title: President &CEO
ENDO VENTURES LIMITED

BY: /s/ Robert Cobuzzi
Name: Robert Cobuzzi
Title: Director
ENDO PHARMACEUTICALS INC.

BY: /s/ Paul V. Campanelli
Name: Paul V. Campanelli
Title: President and Chief Executive Officer